Exhibit 99.1
Steelcase Inc., Supplemental Financial Data
Revised Quarterly Segment Data for the quarterly periods within each of the fiscal years ended February 24, 2023 and February 25, 2022
(Unaudited) ($ in millions)

1.Segment Information

Fiscal 2023/2022 Segments	Fiscal 2024 Segments

Americas	Americas
North America	North America
Caribbean Islands	Caribbean Islands
Latin America	Latin America
Designtex
EMEA	Corporate unallocated
Europe, Middle East, Africa
International
Other	Europe, Middle East, Africa
Asia Pacific	Asia Pacific
Designtex

Corporate
Corporate unallocated

Certain amounts in the fiscal year 2023 and 2022 financial statements have been reclassified to conform to the fiscal year 2024 segment presentation.

A.Quarterly Segment Data for Fiscal 2023

Statement of Operations Data - Consolidated (Unaudited)	Three Months Ended								Twelve Months Ended
	May 27, 2022		August 26, 2022		November 25, 2022		February 24, 2023		February 24, 2023
Revenue	$740.7	100.0%	$863.3	100.0%	$826.9	100.0%	$801.7	100.0%	$3,232.6	100.0%
Cost of sales	548.2	74.0	612.5	70.9	587.7	71.0	562.3	70.2	2,310.7	71.5
Restructuring costs	0.9	0.1	—	—	1.4	0.2	0.2	—	2.5	0.1
Gross profit	191.6	25.9	250.8	29.1	237.8	28.8	239.2	29.8	919.4	28.4
Operating expenses	200.9	27.1	221.4	25.7	208.1	25.2	206.8	25.7	837.2	25.9
Restructuring costs	3.3	0.5	0.5	0.1	9.2	1.1	3.7	0.5	16.7	0.5
Operating income (loss)	$(12.6)	(1.7)%	$28.9	3.3%	$20.5	2.5%	$28.7	3.6%	$65.5	2.0%

Operating income (loss)	$(12.6)	(1.7)%	$28.9	3.3%	$20.5	2.5%	$28.7	3.6%	$65.5	2.0%
Amortization of purchased intangible assets	3.8	0.5	6.4	0.7	6.6	0.8	6.0	0.7	22.8	0.7
Restructuring costs	4.2	0.6	0.5	0.1	10.6	1.3	3.9	0.5	19.2	0.6
Adjusted operating income (loss)	$(4.6)	(0.6)%	$35.8	4.1%	$37.7	4.6%	$38.6	4.8%	$107.5	3.3%

Exhibit 99.1

Statement of Operations Data - Americas (Unaudited)	Three Months Ended								Twelve Months Ended
	May 27, 2022		August 26, 2022		November 25, 2022		February 24, 2023		February 24, 2023
Revenue	$543.8	100.0%	$677.0	100.0%	$619.8	100.0%	$595.6	100.0%	$2,436.2	100.0%
Cost of sales	403.8	74.2	471.1	69.6	437.2	70.6	410.0	68.9	1,722.1	70.7
Restructuring costs	0.9	0.2	—	—	1.4	0.2	0.2	—	2.5	0.1
Gross profit	139.1	25.6	205.9	30.4	181.2	29.2	185.4	31.1	711.6	29.2
Operating expenses	146.5	27.0	167.8	24.7	154.7	24.9	148.5	24.9	617.5	25.3
Restructuring costs	3.3	0.6	0.5	0.1	9.2	1.5	3.7	0.6	16.7	0.7
Operating income (loss)	$(10.7)	(2.0)%	$37.6	5.6%	$17.3	2.8%	$33.2	5.6%	$77.4	3.2%

Operating income (loss)	$(10.7)	(2.0)%	$37.6	5.6%	$17.3	2.8%	$33.2	5.6%	$77.4	3.2%
Amortization of purchased intangible assets	2.6	0.5	5.3	0.7	5.5	0.9	4.8	0.8	18.2	0.7
Restructuring costs	4.2	0.8	0.5	0.1	10.6	1.7	3.9	0.6	19.2	0.8
Adjusted operating income (loss)	$(3.9)	(0.7)%	$43.4	6.4%	$33.4	5.4%	$41.9	7.0%	$114.8	4.7%

Statement of Operations Data - International (Unaudited)	Three Months Ended								Twelve Months Ended
	May 27, 2022		August 26, 2022		November 25, 2022		February 24, 2023		February 24, 2023
Revenue	$196.9	100.0%	$186.3	100.0%	$207.1	100.0%	$206.1	100.0%	$796.4	100.0%
Cost of sales	144.4	73.3	141.4	75.9	150.5	72.7	152.3	73.9	588.6	73.9
Gross profit	52.5	26.7	44.9	24.1	56.6	27.3	53.8	26.1	207.8	26.1
Operating expenses	54.4	27.7	53.6	28.8	53.4	25.8	58.3	28.3	219.7	27.6
Operating income (loss)	$(1.9)	(1.0)%	$(8.7)	(4.7)%	$3.2	1.5%	$(4.5)	(2.2)%	$(11.9)	(1.5)%

Operating income (loss)	$(1.9)	(1.0)%	$(8.7)	(4.7)%	$3.2	1.5%	$(4.5)	(2.2)%	$(11.9)	(1.5)%
Amortization of purchased intangible assets	1.2	0.6	1.1	0.6	1.1	0.6	1.2	0.6	4.6	0.6
Adjusted operating income (loss)	$(0.7)	(0.4)%	$(7.6)	(4.1)%	$4.3	2.1%	$(3.3)	(1.6)%	$(7.3)	(0.9)%

Exhibit 99.1
B.Quarterly Segment Data for Fiscal 2022

Statement of Operations Data - Consolidated (Unaudited)	Three Months Ended								Twelve Months Ended
	May 28, 2021		August 27, 2021		November 26, 2021		February 25, 2022		February 25, 2022
Revenue	$556.6	100.0%	$724.8	100.0%	$738.2	100.0%	$753.1	100.0%	$2,772.7	100.0%
Cost of sales	401.9	72.2	518.0	71.5	534.6	72.4	556.7	73.9	2,011.2	72.5
Gross profit	154.7	27.8	206.8	28.5	203.6	27.6	196.4	26.1	761.5	27.5
Operating expenses	186.5	33.5	172.9	23.8	187.7	25.4	194.3	25.8	741.4	26.8
Operating income (loss)	$(31.8)	(5.7)%	$33.9	4.7%	$15.9	2.2%	$2.1	0.3%	$20.1	0.7%

Operating income (loss)	$(31.8)	(5.7)%	$33.9	4.7%	$15.9	2.2%	$2.1	0.3%	$20.1	0.7%
Amortization of purchased intangible assets	3.6	0.6	3.6	0.5	3.6	0.4	4.0	0.5	14.8	0.6
Adjusted operating income (loss)	$(28.2)	(5.1)%	$37.5	5.2%	$19.5	2.6%	$6.1	0.8%	$34.9	1.3%

Statement of Operations Data - Americas (Unaudited)	Three Months Ended								Twelve Months Ended
	May 28, 2021		August 27, 2021		November 26, 2021		February 25, 2022		February 25, 2022
Revenue	$398.7	100.0%	$545.9	100.0%	$523.0	100.0%	$527.5	100.0%	$1,995.1	100.0%
Cost of sales	286.2	71.8	386.5	70.8	384.0	73.4	392.0	74.3	1,448.7	72.6
Gross profit	112.5	28.2	159.4	29.2	139.0	26.6	135.5	25.7	546.4	27.4
Operating expenses	133.1	33.4	119.5	21.9	133.2	25.5	139.4	26.4	525.2	26.3
Operating income (loss)	$(20.6)	(5.2)%	$39.9	7.3%	$5.8	1.1%	$(3.9)	(0.7)%	$21.2	1.1%

Operating income (loss)	$(20.6)	(5.2)%	$39.9	7.3%	$5.8	1.1%	$(3.9)	(0.7)%	$21.2	1.1%
Amortization of purchased intangible assets	2.6	0.7	2.6	0.5	2.6	0.5	2.7	0.5	10.5	0.5
Adjusted operating income (loss)	$(18.0)	(4.5)%	$42.5	7.8%	$8.4	1.6%	$(1.2)	(0.2)%	$31.7	1.6%

Statement of Operations Data - International (Unaudited)	Three Months Ended								Twelve Months Ended
	May 28, 2021		August 27, 2021		November 26, 2021		February 25, 2022		February 25, 2022
Revenue	$157.9	100.0%	$178.9	100.0%	$215.2	100.0%	$225.6	100.0%	$777.6	100.0%
Cost of sales	115.7	73.3	131.5	73.5	150.6	70.0	164.7	73.0	562.5	72.3
Gross profit	42.2	26.7	47.4	26.5	64.6	30.0	60.9	27.0	215.1	27.7
Operating expenses	53.4	33.8	53.4	29.9	54.5	25.3	54.9	24.3	216.2	27.8
Operating income (loss)	$(11.2)	(7.1)%	$(6.0)	(3.4)%	$10.1	4.7%	$6.0	2.7%	$(1.1)	(0.1)%

Operating income (loss)	$(11.2)	(7.1)%	$(6.0)	(3.4)%	$10.1	4.7%	$6.0	2.7%	$(1.1)	(0.1)%
Amortization of purchased intangible assets	1.0	0.6	1.0	0.6	1.0	0.5	1.3	0.5	4.3	0.5
Adjusted operating income (loss)	$(10.2)	(6.5)%	$(5.0)	(2.8)%	$11.1	5.2%	$7.3	3.2%	$3.2	0.4%

Exhibit 99.1

2.Non-GAAP Financial Measures
This Exhibit 99.1 contains adjusted operating income (loss) which is a non-GAAP financial measure. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the condensed consolidated statements of operations, balance sheets or statements of cash flows of Steelcase Inc. (the “Company”). Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure in the tables above. This measure is supplemental to, and should be used in conjunction with, the most comparable GAAP measure. Management uses this non-GAAP financial measure to monitor and evaluate financial results and trends.
Adjusted Operating Income (Loss)
The Company defines adjusted operating income (loss) as operating income (loss) excluding amortization of purchased intangible assets and restructuring costs.

Amortization of purchased intangible assets: The Company may record intangible assets (such as backlog, dealer relationships, trademarks, know-how and designs and proprietary technology) when it acquires companies. The Company allocates the fair value of purchase consideration to net tangible and intangible assets acquired based on their estimated fair values. The fair value estimates for these intangible assets require management to make significant estimates and assumptions, which include the useful lives of intangible assets. The Company believes that adjusting for amortization of purchased intangible assets provides a more consistent comparison of its operating performance to prior periods as well as to industry peers. As the Company's business strategy in recent years has included an increased number of acquisitions, intangible asset amortization has become more significant.

Restructuring costs: Restructuring costs may be recorded as the Company's business strategies change or in response to changing market trends and economic conditions. The Company believes that adjusting for restructuring costs, which are primarily associated with business exit and workforce reduction costs, provides a more consistent comparison of its operating performance to prior periods as well as to industry peers.